EXHIBIT 24.1

                                                                  Exhibit 24.1



                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints Michael A. Boyd and Thomas E. Siegler and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Donaldson, Lufkin & Jenrette, Inc. to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement, and any amendments to such registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices or other documents necessary or advisable to comply with applicable state securities laws, and to file the same, together with other documents in connection therewith with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

            WITNESS our hands on this 13th day of November, 1996.



/s/ John S. Chalsty             Chairman, Chief
------------------------         Executive Officer
John S. Chalsty                    and Director



/s/ Joe L. Roby                 President, Chief
------------------------         Operating Officer
Joe L. Roby                        and Director


/s/ Carl B. Menges              Vice Chairman
------------------------           and Director
Carl B. Menges


/s/ Anthony F. Daddino          Executive
------------------------         Vice President,
Anthony F. Daddino               Chief Financial Officer
                                   and Director



/s/ Richard S. Pechter          Chairman, Financial
------------------------         Services Group
Richard S. Pechter                 and Director


/s/ Theodore P. Shen            Chairman, Capital
------------------------         Markets Group
                                   and Director



/s/ Hamilton E. James           Chairman, Banking Group
------------------------           and Director
Hamilton E. James



/s/ Michael M. Bendik           Senior Vice President
------------------------           and Chief Accounting
Michael M. Bendik                  Officer



/s/ Claude Bebear               Director
------------------------
Claude Bebear



/s/ Henri de Castries           Director
------------------------
Henri de Castries



/s/ Jerry M. de St. Paer        Director
------------------------
Jerry M. de St. Paer



/s/ Kevin C. Dolan              Director
------------------------
Kevin C. Dolan



/s/ Louis Harris                Director
------------------------
Louis Harris



/s/ Henri G. Hottinguer         Director
------------------------
Henri G. Hottinguer



/s/ W. Edwin Jarmain            Director
------------------------
W. Edwin Jarmain



/s/ Francis Jungers             Director
------------------------
Francis Jungers



/s/ Joseph J. Melone            Director
------------------------
Joseph J. Melone



/s/ W.J. Sanders                Director
------------------------
W.J. Sanders



/s/ John C. West                Director
------------------------
John C. West